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                                    EXHIBIT 17:

                                RULE 24f-2 NOTICE





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                   U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 24F-2
                       ANNUAL NOTICE OF SECURITIES SOLD
                             PURSUANT TO RULE 24f-2


           READ INSTRUCTIONS AT END OF FORM BEFORE PREPARING FORM.
                             PLEASE PRINT OR TYPE.

 ______________________________________________________________________________
 1. Name and address of issuer:

    The Navellier Performance Funds
    1 East Liberty
    Third Floor
    Reno, NV 89501-2110

 ______________________________________________________________________________
 2. Name of each series or class of funds for which this notice is filed:

    Navellier Aggresive Growth Portfolio
    Navellier Mid Cap Growth Portfolio
    Navellier Aggresive Small Cap Portfolio

 ______________________________________________________________________________
 3. Investment Company Act File Number:

    811-09142

    Securities Act File Number: 33-80195
 ______________________________________________________________________________
 4. Last day of fiscal year for which this notice is filed:

    December 31, 1996

 ______________________________________________________________________________
 5. Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:

                                                                         / /
 ______________________________________________________________________________
 6. Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see instruction A.6):


 ______________________________________________________________________________
 7. Number and amount of securities of the same class or series which had been registered under the Securities Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:

    None

 ______________________________________________________________________________
 8. Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:

    None

 ______________________________________________________________________________
 9. Number and aggregate sale price of securities sold during the fiscal year:

    Shares Sold: 14,002,871

    Aggregate Sale Price: $173,832,232

  _____________________________________________________________________________

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 ______________________________________________________________________________
 10. Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2.

     Shares Sold: 14,002,871

     Aggregate Sale Price: $173,832,232

 ______________________________________________________________________________

 11. Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable (see instruction B.7):


 ______________________________________________________________________________

 12. Calculation of registration fee:

     (i) Aggregate sale price of securities sold during     $ 173,832,232
         the fiscal year in reliance on rule 24f-2          ___________________
         (from Item 10):
    (ii) Aggregate price of shares issued in connection     +
         with dividend reinvestment plans (from Item 11,    ___________________
         if applicable):
   (iii) Aggregate price of shares redeemed or repurchased  -  74,324,567
         during the fiscal year (if applicable):            ___________________
    (iv) Aggregate price of shares redeemed or repurchased  +
         and previously applied as a reduction to filing    ___________________
         fees pursuant to rule 24e-2 (if applicable):
     (v) Net aggregate price of securities sold and issued  $  99,707,665
         during the fiscal year in reliance on rule 24f-2   ___________________
         line (i), plus line (ii), less line (iii), plus
         line (iv) (if applicable):
    (vi) Multiplier prescribed by Section 8(b) of the       x  0.0003030303
         Securities Act of 1933 or other applicable law or  ___________________
         regulation (see instruction C.8):                  $  30,215.00
   (vii) Fee due (line (i) or line (v) multiplied by        ___________________
         line (vi)):

 INSTRUCTION: ISSUERS SHOULD COMPLETE LINES (ii), (iii), (iv), AND (v) ONLY IF
               THE FORM IS BEING FILED WITHIN 60 DAYS AFTER THE CLOSE OF THE ISSUER'S FISCAL YEAR. See Instruction C.3.
_______________________________________________________________________________
 13. Check box if fees are being remitted to the Commission's lockbox depository as described in Section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).

                                                                         / /

     Date of mailing or wire transfer of filing fees to the Commission's lockbox depository: February 27, 1997

_______________________________________________________________________________
                                SIGNATURES

  This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

  By (Signature and Title)* /s/ Louis Navellier
                           -----------------------------------------------

                           President and Chairman of the Board of Trustees
                           -----------------------------------------------

  Date 2/28/97


*Please print the name and title of the signing officer below the signature.
_______________________________________________________________________________
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                                   LAW OFFICES
                                SAMUEL KORNHAUSER
             155 JACKSON STREET, SUITE 1807, SAN FRANCISCO, CA 94111
                       (415) 981-6281; FAX (415) 981-7616

SAMUAL KORNHAUSER


                                February 20, 1997

VIA UPS NEXT DAY AIR

Louis G. Navellier
The Navellier Performance Funds
One East Liberty, Third Floor
Reno, Nevada 89501


     Re:  The Navellier Performance Funds
          Securities Act of 1933 Reg. No. 33-80195
          Investment Company Act of 1940 Reg. No. 811-9142


Mr. Navellier:

This opinion is furnished in connection with Rule 24f-2 of the Investment Company Act of 1940. I understand that, pursuant to Rule 24f-2, The Navellier Performance Funds (the "Fund") has registered an indefinite number of shares of beneficial interest ("Shares") under the Securities Act of 1933. I further understand that, pursuant to the provisions of Rule 24f-2, the Fund is filing with the Securities and Exchange Commission the Notice attached hereto making definite the registration of the Shares sold in reliance upon Rule 24f-2 during the year ended December 31, 1996.

In rendering my opinion, I have examined such documents, records, and other matters of law as I have deemed necessary for purposes of this opinion. I have assumed, without independent investigation or verification, the genuineness of all signatures of all parties, the authenticity of all documents submitted as originals, the correctness of all copies, and the correctness of all facts set forth in certificates delivered to me or written or oral statements made to me. This opinion is issued as of the date hereof and is necessarily limited by laws now in effect and facts and circumstances presently brought to my attention and is subject to any change in law or facts reported or occurring subsequent to the date hereof.

Based upon and subject to the foregoing, it is my opinion that the Shares, which the Rule 24f-2 Notice attached hereto makes definite in number, were legally issued, fully paid, and non-assessable.

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Tha Navellier Performance Funds
February 20, 1997
Page 2


My opinion is rendered solely in connection with the Rule 24f-2 Notice attached hereto and may not be relied upon for any other purpose or by any other person, firm, or entity without my written consent.


                                             Sincerely,




                                             Samuel Kornhauser
                                             Attorney for
                                             The Navellier Performance Funds

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Enclosure